Subsequent Events	9 Months Ended
Sep. 30, 2014
Subsequent Events
Subsequent Events

10. Subsequent Events

        On October 10, 2014, the Company restructured the $94.0 million mortgage on Rushmore Mall, splitting the principal balance into an "A Note" of $58.0 million and a "B Note" of $36.0 million. The maturity date of both notes was extended from June 1, 2016 to February 1, 2019 and the interest rate of both notes remains at 5.79%. Interest accrues on both notes, with payment due currently on the A Note and at maturity on the B Note. Under a sale or refinance, amounts of principal and interest due on the B Note may be forgiven. At closing, the Company contributed $11.6 million to be applied towards closing costs and lender-held reserves.

        On October 29, 2014, the Company repaid the $15.3 million mortgage on Lake View Plaza and $2.2 million mortgage on DeKalb Plaza through a $18.0 million borrowing under the Revolver.

        On November 4, 2014, the Company's Board of Directors declared a quarterly cash dividend of $0.25 per common share/unit, payable on December 15, 2014, to shareholders and unitholders of record on November 26, 2014, with an ex-dividend date of November 25, 2014.